Pension and Postretirement Benefits - Schedule of Amounts Recognized in Accumulated Other Comprehensive Income (Detail) (Pension Plans [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Pension Plans [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Net gain	$ (40,286)	$ (35,703)
Prior service cost	7,251	9,790
Translation difference	147	(437)
Total amount recognised in AOCI	$ (32,888)	$ (26,350)